EXHIBIT 23

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

                          INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in Registration Statements Nos. 33-44581, 33-44582 and 33-45491 of Public Service Enterprise Group Incorporated on Form S-8 and Registration Statement No. 33-49123 of Public Service Enterprise Group Incorporated on Form S-3 of our report dated February 14, 1997, appearing in this Annual Report on Form 10-K of Public Service Enterprise Group Incorporated for the year ended December 31, 1996.


DELOITTE & TOUCHE LLP

Parsippany, New Jersey
February 26, 1997


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                                                                   EXHIBIT 23(A)


                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY

                          INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in Registration Statements Nos. 33-49367, 33-50199, 33-51309, 33-52435 and 333-02763 of Public Service
Electric and Gas Company on Forms S-3 of our report dated February 14, 1997 appearing in this Annual Report on Form 10-K of Public Service Electric and Gas Company for the year ended December 31, 1996.


DELOITTE & TOUCHE LLP

Parsippany, New Jersey
February 26, 1997